Exhibit 99.1

FOR IMMEDIATE RELEASE

Franklin BSP Realty Trust, Inc. and Capstead Mortgage Corporation Announce Final Exchange Ratio for Proposed Merger

NEW YORK, NY & DALLAS, TX – October 12, 2021 – Franklin BSP Realty Trust, Inc. (f/k/a Benefit Street Partners Realty Trust, Inc.) (“FBRT”), a publicly-registered, non-listed real estate investment trust (“REIT”), and Capstead Mortgage Corporation (NYSE: CMO) (“Capstead”), a REIT, today announced the final exchange ratio and cash consideration for the previously announced proposed merger between FBRT and Capstead.

Summary

•

If the proposed merger is completed prior to market open on October 19, 2021, as is currently anticipated, each outstanding share of common stock of Capstead (“Capstead Common Stock”) will be converted into the right to receive (i) from FBRT, 0.3288 newly-issued shares of common stock of FBRT (“FBRT Common Stock”), (ii) from FBRT, cash consideration of $0.21 per share and (iii) from FBRT’s external manager, Benefit Street Partners L.L.C. (“BSP”), cash consideration of $0.73 per share. As an illustrative example, a stockholder holding 10,000 shares of Capstead Common Stock would receive 3,288 shares of FBRT Common Stock from FBRT, $2,100.00 of cash consideration from FBRT and $7,300.00 of cash consideration from BSP.

•	No fractional shares of FBRT Common Stock will be issued in connection with the merger. Instead, Capstead common stockholders will receive cash in lieu of any fractional shares.

•

Shares of Capstead Common Stock will continue to trade on the New York Stock Exchange (“NYSE”) through the day on October 18, 2021. If the merger is completed as anticipated on October 19, 2021, trading in Capstead Common Stock will cease after market close on October 18, 2021, and shares of Capstead Common Stock will be converted into the right to receive FBRT Common Stock and the cash consideration from FBRT and BSP prior to market open on October 19, 2021.

•	The newly issued shares of FBRT Common Stock will begin trading on the NYSE under the ticker symbol “FBRT” on October 19, 2021.

•

Registered holders of Capstead Common Stock will have their FBRT shares posted to new accounts at SS&C Technologies Inc., the transfer agent for FBRT. Beneficial holders of Capstead Common Stock will have their FBRT shares posted to their individual accounts at their broker or financial institution, in accordance with the policies and procedures of such broker or financial institution.

•

The proposed merger remains subject to approval by Capstead’s stockholders and satisfaction of other customary closing conditions. The special meeting of common stockholders for Capstead will take place virtually on Friday, October 15, 2021, at 9:00 a.m. Central Time, at www.proxydocs.com/CMO.

Preferred Stock

•

Upon the completion of the merger, each share of Capstead 7.50% Series E Cumulative Redeemable Preferred Stock will be converted into the right to receive one share of newly classified FBRT 7.50% Series E Cumulative Redeemable Preferred Stock.

•	If the merger is completed as anticipated on October 19, 2021, such newly issued shares of FBRT preferred stock will begin trading on the NYSE under the ticker symbol “FBRT PRE” on October 19, 2021.

Exchange Ratio Determination

The exchange ratio was determined in accordance with the terms of the previously announced Agreement and Plan of Merger, dated as of July 25, 2021, as amended pursuant to that certain First Amendment to Agreement and Plan of Merger, dated as of September 22, 2021 (as amended, the “Merger Agreement”), by and among FBRT, Rodeo Sub I, LLC (“Merger Sub”), Capstead and, solely for the purposes set forth therein, BSP, pursuant to which, subject to the terms and conditions therein, Capstead will be merged with and into Merger Sub, with Merger Sub continuing as the surviving company (such transaction, the “Merger”). Following the Merger, the surviving company will be a direct, wholly owned subsidiary of FBRT.

If the Merger and the other transactions contemplated by the Merger Agreement are completed, Capstead common stockholders will receive 0.3288 newly issued shares of FBRT Common Stock for each share of Capstead Common Stock held immediately prior to the effective time of the Merger, as well as cash consideration of $0.21 per share from FBRT and cash consideration of $0.73 per share from BSP as specified in the Merger Agreement. Each holder of Capstead Common Stock who would otherwise have been entitled to receive a fraction of a share of FBRT Common Stock will be entitled to receive, in lieu thereof, cash, without interest, in an amount equal to (x) such fractional part of a share of FBRT Common Stock, multiplied by (y) the average of the volume weighted average price of one share of Capstead Common Stock for the five consecutive trading days immediately prior to the date of closing of the Merger, as reported by Bloomberg L.P., multiplied by (z) the exchange ratio.

The number of shares of FBRT Common Stock to be issued in the Merger is based on an exchange ratio determined by dividing (x) Capstead’s adjusted book value per share by (y) FBRT’s adjusted book value per share, each as calculated at a time and pursuant to certain calculation principles set forth in the Merger Agreement. As defined in the Merger Agreement, adjusted book value per share for each company means (i) such company’s total consolidated common stockholders’ equity after giving pro forma effect to any dividends or other distributions for which the record date is after the exchange ratio determination date (which was September 30, 2021) but prior to the closing of the Merger and as modified for potential transaction-related adjustments, divided by (ii) each respective company’s number of shares of common stock issued and outstanding, including, in the case of Capstead, shares issuable upon the vesting of any outstanding company performance units and, in the case of FBRT, shares issuable upon the conversion of FBRT’s preferred stock in connection with the initial listing of FBRT Common Stock on the NYSE.

(in thousands except share and per share amounts)	FBRT	Capstead
Total consolidated stockholders’ equity	$1,071,365	$842,255
Adjustments(1)	$(24,486)	$(259,583)

Adjusted book value	$1,046,879	$582,672
Shares of common stock	57,616,523	97,541,361

Adjusted book value per share(2)	$18.170	$5.974

(1)

Reflects, (a) for FBRT, deduction of (i) $4,002 for additional dividends or other distributions on shares of FBRT Common Stock that are declared or are anticipated to be declared for which the record date is or will be prior to the effective time of the Merger and (ii) $20,484 for the per share cash consideration of $0.36 and (b) for Capstead, a deduction of (i) $258,226 for the total Capstead preferred stock liquidation preference, (ii) $1,356 for additional dividends or other distributions on shares of Capstead Common Stock that are declared or are anticipated to be declared for which the record date is or will be prior to the effective time of the Merger and (iii) the dilutive effect of the vesting of company performance units.

(2)

FBRT book value per share as of September 30, 2021, was $18.60 prior to merger-related adjustments of $0.430. Capstead book value per share as of September 30, 2021, was $6.03 prior to merger-related adjustments of $0.055.

Exchange Ratio

$5.974 / $18.170 = 0.3288

The final exchange ratio is based on the actual book values of FBRT and Capstead as of the determination date of September 30, 2021, pursuant to the Merger Agreement. The previously announced illustrative exchange ratio of 0.3521 was based on the adjusted book value per share of FBRT and Capstead as of June 30, 2021, and was set out for illustrative purposes only in the proxy statement/prospectus, dated September 7, 2021, that was filed by FBRT with the Securities and Exchange Commission (“SEC”) and previously distributed to Capstead’s common stockholders. The total consideration to Capstead common stockholders represents a 15.75% premium to the Capstead adjusted book value per share.

Based on the number of shares of Capstead Common Stock outstanding on August 26, 2021, the record date for the special meeting of common stockholders of Capstead, and the 0.3288 exchange ratio described above, approximately 32,071,599 shares of FBRT Common Stock will be issued in connection with the Merger. Further, based on these assumptions, after giving effect to the Merger, continuing FBRT stockholders will own approximately 64% of the common equity of the combined company, and former Capstead common stockholders will own approximately 36% of the common equity of the combined company (after applying (i) the conversion of all of the outstanding shares of FBRT’s Series A convertible preferred stock into common stock as of the closing of the Merger and (ii) assuming conversion of all of the outstanding shares of FBRT’s Series C, Series D and Series F convertible preferred stock (as if such shares had converted on the closing)).

In addition, as part of the Merger, each share of 7.50% Series E Cumulative Redeemable Preferred Stock, par value $0.10 per share, of Capstead will be converted into the right to receive one share of newly classified 7.50% Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share, of FBRT.

A special meeting of common stockholders of Capstead will take place virtually on Friday, October 15, 2021, at 9:00 a.m. Central Time, at www.proxydocs.com/CMO, at which the Capstead common stockholders will be asked to approve the Merger and the other transactions contemplated by the Merger Agreement.

The Merger Agreement has been approved by both companies’ boards of directors. The completion of the Merger is subject to the satisfaction of certain customary conditions, including approval of the common stockholders of Capstead. The companies currently expect the transaction to close on October 19, 2021.

About Capstead

Formed in 1985 and based in Dallas, Texas, Capstead is a self-managed real estate investment trust, or REIT, for federal income tax purposes. Capstead earns income from investing in a leveraged portfolio of primarily residential adjustable-rate mortgage pass-through securities, referred to as ARM securities, issued and guaranteed by government-sponsored enterprises, either Fannie Mae or Freddie Mac, or by an agency of the federal government, Ginnie Mae.

About Franklin BSP Realty Trust, Inc.

Franklin BSP Realty Trust, Inc. (f/k/a Benefit Street Partners Realty Trust, Inc.) (“FBRT”) is a publicly-registered, private real estate investment trust that originates, acquires and manages a diversified portfolio of commercial real estate debt secured by properties located in the United States. As of September 30, 2021, FBRT had over $3 billion of assets. FBRT is externally managed by Benefit Street Partners L.L.C. For further information, please visit www.bsprealtytrust.com.

About Benefit Street Partners

Benefit Street Partners L.L.C. (“BSP”) is a leading credit-focused alternative asset management firm with over $33 billion in assets under management as of August 31, 2021. BSP manages assets across a broad range of complementary credit strategies, including private/opportunistic debt, structured credit, high yield, special situations, and commercial real estate. Based in New York, the BSP platform was established in 2008. BSP is a wholly owned subsidiary of Franklin Templeton. For further information, please visit www.benefitstreetpartners.com.

About Franklin Templeton

Franklin Resources, Inc. (NYSE:BEN) is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 165 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company brings extensive capabilities in equity, fixed income, multi-asset solutions and alternatives. With offices in more than 30 countries and approximately 1,300 investment professionals, the California-based company has over 70 years of investment experience and over $1.5 trillion in assets under management as of September 30, 2021. For more information, please visit franklinresources.com.

Contacts

Investor:

Capstead Mortgage Corporation

Lindsey Crabbe, Investor Relations

(214) 874-2339

lcrabbe@capstead.com

Franklin BSP Realty Trust, Inc.

Amy Theaumont

Vice President, Investor Relations

(617) 433-2543

a.theaumont@benefitstreetpartners.com

Media for Capstead:

Sard Verbinnen & Co

Stephen Pettibone \ Cameron Seligmann

(212) 687-8080

Capstead-SVC@sardverb.com

Media for Franklin BSP Realty Trust, Inc.:

Prosek Partners: Kate Dillon

(518) 859-2892

kate.dillion@prosek.com

Franklin Templeton Corporate Communications

Rebecca Radosevich

(212) 632-3207

rebecca.radosevich@franklintempleton.com

Important Additional Information About the Merger and Where to Find It

In connection with the proposed Merger, FBRT has filed with the SEC a registration statement on Form S-4 (File No. 333-258947), which was declared effective by the SEC on September 3, 2021. The registration statement includes a prospectus of FBRT and a proxy statement of Capstead. On September 23, 2021, Capstead and FBRT respectively filed with the SEC a supplement to the proxy statement/prospectus with respect to the First Amendment to Agreement and Plan of Merger. On October 6, 2021, Capstead filed with the SEC a supplement to the proxy statement/prospectus with respect to disclosure claims by purported stockholders of Capstead. Capstead and FBRT also expect to file with the SEC other documents regarding the Merger.

STOCKHOLDERS OF CAPSTEAD AND FBRT ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CAPSTEAD, FBRT, THE PROPOSED MERGER AND RELATED MATTERS. Stockholders of Capstead and FBRT may obtain free copies of the registration statement, the proxy statement/prospectus and all other documents filed or that will be filed with the SEC by Capstead or FBRT at the SEC’s website at http://www.sec.gov. Copies of documents filed with the SEC by Capstead are available free of charge on Capstead’s website at http://www.capstead.com/investor-relations/financial-reports/sec-filings. Copies of documents filed with the SEC by FBRT are available free of charge on FBRT’s website at https://benefitstreetpartners.com/our-business/funds/BSPRT/BSPRT-investor-relations/.

Participants in the Solicitation Relating to the Merger

Capstead, FBRT and their respective directors, executive officers and other members of management and employees may be deemed to be “participants” in the solicitation of proxies from the stockholders of Capstead in connection with the proposed Merger. Information regarding Capstead and its directors and executive officers and their ownership of common stock of Capstead can be found in Capstead’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in its definitive proxy statement relating to its 2021 annual meeting of stockholders filed with the SEC on April 1, 2021. Information regarding FBRT and its directors and executive officers and their ownership of common stock of FBRT can be found in FBRT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in its definitive proxy statement relating to its 2021 annual meeting of stockholders filed with the SEC on April 8, 2021. Additional information regarding the interests of such individuals in the Merger is included in the proxy statement/prospectus relating to the Merger filed with the SEC on September 7, 2021, as supplemented on September 23, 2021, and October 6, 2021. Free copies of these documents may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This communication and the information contained herein does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication may be deemed to be solicitation material in respect of the proposed Merger.

Cautionary Statement Concerning Forward-Looking Statements

This communication contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “expects,” “would,” “could,” or words of similar meaning. Such forward-looking statements include or may relate to statements about the benefits of the proposed Merger and statements that address operating performance, events or developments that Capstead expects or anticipates will occur in the future, including but not limited to statements regarding future financial and operating results, plans, objectives, expectations and intentions, expected sources of financing, anticipated asset dispositions, anticipated leadership and governance changes, changes to outstanding structure of Capstead’s capital stock, creation of value for stockholders, operation and implementation of share repurchase programs, benefits of the proposed Merger to customers, stockholders and other constituents of the combined company, the integration of Capstead and FBRT, the expected GAAP book value per share of Capstead, cost savings and the expected timetable for completing the proposed Merger, and other non-historical statements. These statements are based on the companies’ current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, including those related to the payment of future dividends; Capstead can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from Capstead’s expectations include, but are not limited to, the risk that the Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to satisfy the conditions to the consummation of the proposed Merger, including the approval of the stockholders of Capstead; fluctuations in the adjusted book value per share of both Capstead and FBRT; risks related to the disruption of management’s attention from ongoing business operations due to the proposed Merger; the availability of suitable investment or disposition opportunities; changes in interest rates; the availability and terms of financing; the impact of the COVID-19 pandemic on the operations and financial condition of each of Capstead and FBRT and the industries in which they operate; general financial and economic conditions, which may be affected by government responses to the COVID-19 pandemic; market conditions; legislative and regulatory changes that could adversely affect the business of Capstead and FBRT; and other factors, including those set forth in the section entitled “Risk Factors” in the proxy statement/prospectus, Capstead’s and FBRT’s most recent Annual Reports on Form 10-K, as amended, and Quarterly Reports on Form 10-Q filed with the SEC, and other reports filed by Capstead and FBRT with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Forward-looking statements are not guarantees of performance or results and speak only as of the date such statements are made. Except as required by law, neither Capstead nor FBRT undertakes any obligation to update or revise any forward-looking statement in this communication, whether to reflect new information, future events, changes in assumptions or circumstances or otherwise.